UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 26, 2012
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	53-0261100
(State of incorporation)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

and

Item 7.01 Regulation FD Disclosure
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A press release issued by the Registrant on July 26, 2012 regarding earnings for the three and six months ended June 30, 2012, is attached as Exhibit 99.1. Also, certain supplemental information not included in the press release is attached as Exhibit 99.2. This information is being furnished pursuant to Item 7.01 and Item 2.02 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 8.01 Other Events
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The Registrant's Board of Trustees announced on July 26, 2012 a new quarterly dividend of $0.30 per share to be paid on September 28, 2012 to shareholders of record on September 14, 2012. The new quarterly dividend rate represents a 31% decrease from the Registrant's second quarter 2012 dividend of $0.43375 per share.

Item 9.01 Financial Statements and Exhibits
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(c) Exhibits
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Exhibit 99.1     Press release issued July 26, 2012 regarding earnings for the three and six months ended June 30, 2012
Exhibit 99.2     Certain supplemental information not included in the press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By: /s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President Accounting,
Administration and Corporate Secretary

July 26, 2012
(Date)

Exhibit Index

Exhibit
Number        Description

99.1	Press Release issued July 26, 2012 regarding earnings for the three and six months ended June 30, 2012

99.2	Certain supplemental information not included in the press release